UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue
	Suite 725	60654
	Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(800) 354-7993
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001	ECHO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on September 9, 2021, Echo Global Logistics, Inc., a Delaware corporation (“Echo” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among, Einstein Midco, LLC, a Delaware limited liability company (“Parent”), Einstein Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are owned and controlled by funds managed by The Jordan Company, L.P. (“TJC”). On October 5, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) and on October 21, 2021 the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) (together with the Preliminary Proxy Statement, the “Proxy Statements”) with respect to the special meeting of the Company’s stockholders scheduled to be held on November 19, 2021, in connection with the Merger (the “Special Meeting”).

Litigation Related to the Merger

In connection with the Merger, seven lawsuits have been filed since October 12, 2021 in various federal courts against the Company and its directors: Stein v. Echo Global Logistics, Inc., et. al., Case No. 1:21-cv-08399 (S.D.N.Y.); Jones v. Echo Global Logistics, Inc., et. al., Case No. 1:21-cv-08410 (S.D.N.Y.); Ciccotelli v. Echo Global Logistics, Inc., et al., Case No. 1:21-cv-08713 (S.D.N.Y.); Finger v. Echo Global Logistics, Inc., et al., Civil Action No. 1:21-cv-04587-SDG (N.D. Ga.); Lawrence v. Echo Global Logistics, Inc., et al., Case No. 1:21-cv-01574-UNA (D. Del.); Whitfield v. Echo Global Logistics, Inc., et al., Case No. 2:21-cv-04917 (E.D. Pa.) and Coffman v. Echo Global Logistics, Inc., et al., Case No. 1:21-cv-01584-UNA (D. Del.) (collectively, the “Shareholder Litigation”). The complaints assert claims under Sections 14(a) and Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and generally allege that the Proxy Statements misrepresent and/or omit certain purportedly material information relating to, among other things, the financial analyses performed by Morgan Stanley & Co. LLC (“Morgan Stanley”), the Company’s financial advisor, in connection with its fairness opinion delivered to the Company’s Board of Directors. The complaints seek a variety of equitable and injunctive relief including, among other things, an injunction enjoining the stockholder vote on the Merger, rescission of the Merger if it is consummated, and costs and attorneys’ fees.

While the Company believes that the Shareholder Litigation is without merit and that no supplemental disclosure is required under applicable law, in order to avoid the risk of the Shareholder Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statements as provided below in order to moot the claims (the “Supplemental Disclosures”). In exchange, the plaintiffs in the Shareholder Litigation have agreed to voluntarily dismiss their respective complaints.

Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of the Supplemental Disclosures. To the contrary, the Company specifically denies all allegations that any of the Supplemental Disclosures, or any other additional disclosures, were or are required.

This Current Report on Form 8-K and the disclosure provided herein does not affect the Merger or the timing of the Special Meeting of the Company’s stockholders scheduled for November 19, 2021 as described in the Definitive Proxy Statement. The Company’s Board of Directors continues to unanimously recommend that you vote “FOR” the approval of the Merger Agreement and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to Preliminary Proxy Statement

The Section of the Proxy Statement titled “The Merger – Background to the Merger” is hereby supplemented by adding, at the end of the second paragraph under the Section on page 30 that begins with “On July 15, 2021, Winston, through Morgan Stanley sent a Form of Non-Disclosure Agreement…”, the following sentences:

This non-disclosure agreement included a standstill provision that terminated upon the entry by Echo into definitive agreements with respect to certain transactions, including a sale of 50% or more of the voting power of Echo.

The Section of the Proxy Statement titled “The Merger—Opinion of Morgan Stanley—Summary of Financial Analyses—Discounted Cash Flow Analysis” is hereby supplemented by:

1)	inserting the following tables and text at the end of the first sentence and amending the second sentence of the paragraph under the Section on Page 44 that begins with “Morgan Stanley performed a discounted cash flow analysis …”; and

Morgan Stanley calculated a range of implied values per share of Company common stock based on estimates of future unlevered free cash flows for the third and fourth calendar quarters in 2021 and each of the fiscal years 2022 through 2025 based on the Company projections.

The following table sets forth certain estimates of future unlevered free cash flows based on the Company projections:

	Fiscal Year Ending December 31
($ in millions)	3Q 2021	4Q 2021	2022	2023	2024	2025
Unlevered Free Cash Flow (1)	15	16	57	47	63	73

(1)	Unlevered free cash flow, as presented above, is adjusted EBITDA (unburdened by stock-based compensation and amortization), minus cash taxes, minus stock-based compensation, minus capital expenditures, and adjusted for change in net working capital.

2)	amending the third sentence of the paragraph on Page 44 to insert the underlined words in the following sentence.

Although growth rates may be higher or lower in any given year, Morgan Stanley then calculated a terminal value range of between $1,024 and $1,428 for the Company by applying a range of perpetual growth rates to the estimated unlevered free cash flow for 2025 ranging from 1.75% to 2.25% based upon its professional judgment and experience.

The Section of the Proxy Statement titled “The Merger—Opinion of Morgan Stanley—Summary of Financial Analyses— Discounted Equity Value Analysis” is hereby supplemented by amending the first and second sentences of the second paragraph under the Section on Page 44 that begins with “In arriving at the estimated equity values per share of Company common stock…” to insert the underlined words in the following sentences.

In arriving at the estimated equity values per share of Company common stock, Morgan Stanley selected a representative range of Price/EPS multiples ranging from 14.0x to 16.0x based on the comparable company analysis described below under “ — Publicly Traded Comparable Companies Analysis” and upon the application of its professional judgment and experience to the estimated one-year forward EPS of the Company as provided by the Company as at December 31, 2022 and December 31, 2023, respectively, which were provided by Company management in the Company projections as EPS of the Company for the 12-month period ending December 31, 2023 and December 31, 2024, respectively. Morgan Stanley then discounted the resulting ranges of equity value per share of Company common stock to June 30, 2021 at a discount rate of 8.2%, selected by Morgan Stanley based on the application of its professional judgment and experience which represented the mid-point of the range of the Company’s estimated cost of equity of between 7.4% and 8.9%.

The Section of the Proxy Statement titled “The Merger—Opinion of Morgan Stanley—Other Information— Relative Equity Research Analysts’ Future Price Targets” is hereby supplemented by:

1)	amending the first and second sentences of the first paragraph under the Section on Page 46 that begins with “For reference only, Morgan Stanley reviewed future public market trading price targets…” to insert the underlined words in the following sentences; and

For reference only, Morgan Stanley reviewed future public market trading price targets for the Company common stock prepared and published by ten equity research analysts prior to September 8, 2021, as indicated in the following tables. These forward targets reflected each analyst’s estimate of the 12-month future public market trading price of the Company common stock. Morgan Stanley also discounted such 12-month future market trading price estimates by a discount rate of 8.2% which represented the mid-point of the range of the Company’s estimated cost of equity of between 7.4% and 8.9%.

2)	inserting the following tables at the end of the first paragraph under the Section on Page 46.

Target Price ($)
Broker 1	34.00
Broker 2	49.00
Broker 3	28.00
Broker 4	45.00
Broker 5	30.00
Broker 6	37.00
Broker 7	45.00
Broker 8	42.00
Broker 9	31.00
Broker 10	36.00

The Section of the Proxy Statement titled “The Merger—Opinion of Morgan Stanley—Other Information— Precedent Transactions Analysis” is hereby supplemented by replacing the table at the end of the second paragraph under the Section on Page 47 with the following table.

	Announcement	Transaction Value ($ in millions)	Transaction Multiple		Implied Value Per Share for the Company
Acquisition of Freightquote by CHRW	December 2014	$365	10.7	x	$42.75
Acquisition of Command Transportation by Echo	April 2015	$420	11.4	x	$45.50

The Section of the Proxy Statement titled “The Merger—Opinion of Morgan Stanley—General” is hereby supplemented by replacing the first sentence of the last paragraph under the Section on Page 48 that begins with “In the two years prior to the date of its opinion…” with the following sentence.

In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financing services to an affiliate of the Buyer and expects to receive fees in connection with such services of approximately $3 million.

Important Information for Investors and Stockholders

Important Information and Where to Find it

In connection with the proposed transaction between Echo and TJC, Echo has filed with the SEC the Definitive Proxy Statement. Echo may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document which Echo may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINTIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by Echo through the website maintained by the SEC at www.sec.gov, Echo’s investor relations website at https://ir.echo.com or by contacting the Echo investor relations department at the following:

Echo Global Logistics, Inc.

ir@Echo.com

(800) 354-7993

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021. Echo stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Echo directors and executive officers in the transaction, which may be different than those of Echo stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

All statements made in this Form 8-K, other than statements of historical fact, are or may be deemed to be forward-looking statements. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. These statements are based on current plans and expectations of Echo Global Logistics, Inc. and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2020, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: November 12, 2021	By:	/s/ Peter M. Rogers
	Name:	Peter M. Rogers
	Title:	Chief Financial Officer